Summary Prospectus Supplement

July 30, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated July 30, 2021 to the Morgan Stanley Institutional Fund Trust
Summary Prospectuses dated January 29, 2021

Corporate Bond Portfolio (the "Fund")

Effective immediately, Christian Roth no longer serves as a portfolio manager of the Fund and Angie Salam now serves as a portfolio manager of the Fund.

Accordingly, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Joseph Mehlman	Managing Director	December 2011
Angie Salam	Executive Director	July 2021

Please retain this supplement for future reference.

  IFTCBPMCSUMPROSPT 7/21